                                                               Exhibit 99.(h)(2)

                                     FORM OF
                         SHAREHOLDER SERVICING AGREEMENT
                                       FOR
                          MFG, MFT, MFSG, MFST AND MFIT

     THIS AGREEMENT, dated as of May 6, 1996 by and between, on the one hand, Mutual Fund Group (the "Trust"), a Massachusetts business trust having its principal place of business at 125 W. 55th Street, New York, New York 10022 and, on other hand, The Chase Manhattan Bank, N.A., a national banking association having its principal place of business at One Chase Manhattan Plaza, New York, New York 10081, Global Securities Services Division, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, and each other direct or indirect subsidiary of The Chase Manhattan Corporation listed on Exhibit A hereto as it may be amended from time to time hereafter, which is made a part hereof (each such bank or other subsidiary referred to individually herein as the "Financial Institution"), each Financial Institution on behalf of itself and each of its components listed as an Agent on Exhibit A, each of which is a shareholder servicing agent hereunder (each such Financial Institution and component thereof referred to individually herein as the "Agent");

                                   WITNESSETH

     WHEREAS, all transactions in Shares of Beneficial Interest (without par value) of the Trust ("Shares") may be made only by investors who are customers of and using the services of, a financial institution or broker-dealer which has entered into a shareholder servicing or similar agreement with the Trust or its distributor;

     WHEREAS, the Financial Institution wishes to make it possible for its customers (the "Customers") to purchase Shares and wishes to act as the Customers' agent in performing certain administrative functions in connection with purchases and redemptions of Shares from time to time upon the order and for the account of Customers in connection with their investments in the Trust;

     WHEREAS, the Financial Institution may also provide certain services to the Trust relating to shareholders and their accounts; and

     WHEREAS, it is in the interest of the Trust to avail itself of the Agent's services and make the services of the Agent available to Customers who are or may become shareholders of the Trust.

     NOW THEREFORE, the Trust and the Financial Institution hereby agree as follows:

     1. APPOINTMENT. The Financial Institution, as Agent, hereby agrees to perform certain services for the Trust and/or Customers as hereinafter set forth. The Agent's appointment hereunder is non-exclusive, and the parties recognize and agree that, from time to time, the Trust may enter into other shareholder servicing or similar agreements, in writing, with other financial institutions.

     2        SERVICE TO BE PERFORMED.

              2.1 TYPE OF SERVICE. To the extent directed by the Trust, the Agent shall be responsible for performing some or all of the administrative and servicing functions for shareholder accounts and series of the Trust, which shall include without limitation the following Shareholder Liaison Services and Other Services:

                      (a) SHAREHOLDER LIAISON SERVICES. The Agent shall be responsible for (a) answering Customer inquiries regarding account status and history, the manner in which purchases and redemptions of the Shares may be effected, and certain other matters pertaining to the Trust; (b) assisting Customers in designating and changing dividend options, account designations and addresses; (c) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as requested from time to time by the Trust; (d) arranging for the wiring of funds; (e)transmitting and receiving funds in connection with Customer orders to purchase or redeem shares;
(f)verifying Customer signatures on check writing drafts in connection with redemption orders, transfers among and changes in Customer-designated accounts;
(g) furnishing (either separately or on an integrated basis with other reports sent to a Customer by the Agent) monthly and annual statements and confirmations of all purchases and redemptions of Shares in a Customer's account; and (h) providing such other related services as the Trust or a Customer may reasonably request.

                      (b) OTHER ADMINISTRATIVE SERVICES. The Agent shall also be responsible for (a) assisting in processing purchase and redemption transactions; (b) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Trust to Customers; (c) receiving, tabulating and transmitting to the Trust proxies executed by Customers with respect to annual and special meetings of shareholders of the Trust; (d) provide beneficial owners with statements showing their positions in the various series of the Trust; (e) providing periodic statements showing a Customer's account balances and, to the extent practicable, integration of such information with information concerning other client transactions effected with or through the Financial Institution; and (f) processing dividend payments.

              The Agent shall provide all personnel and facilities necessary in order for it to perform the functions described in sub-paragraphs 2.1(a) and 2.1(b) above with respect to its Customers.

              The Agent understands that the Trust may contract with other parties to perform certain of the functions enumerated above.

              2.2 STANDARD OF SERVICES. All services to be rendered by the Agent hereunder shall be performed in a professional, competent and timely manner. The details of the operating standards and procedures to be followed by the Agent in performance of the services described above shall be determined from time to time by agreement between the Agent and the Trust.

     3.       FEES.

              3.1 FEES FROM THE TRUST. In consideration for the services described in Section 2.1(a) hereof relating to acting as liaison to shareholders and providing personal services to shareholders, the Agent shall receive fees to be paid in arrears periodically (but in no event less frequently than semi-annually) at an annual rate of the average daily net assets set forth with respect to the applicable Fund and Class of Shares so indicated on Schedule A attached hereto represented by Shares owned during the period for which payment is being made by Customers for whom the Agent is the holder or Agent of record or with whom it maintains a servicing relationship. In consideration for the services described in Section 2.1(b) hereof relating to other administrative services and the incurring of expenses in connection therewith, the Agent shall receive fees to be paid in arrears periodically (but in no event less frequently than semi-annually) at an annual rate of the average daily net assets set forth with respect to the applicable Fund and Class of Shares so indicated on Schedule A attached hereto represented by Shares owned during the period for which payment is being made by Customers for whom the Agent is the holder or Agent of record or with whom it maintains a servicing relationship. For purposes of determining the fees payable to the Agent hereunder, the value of the Trust's net assets shall be computed in the manner specified in the Trust's then-current prospectus and statement of additional information for computation of the net asset value of the Trust's Shares. Any Agent may direct the Trust in writing that its fees from the Trust for the services rendered hereunder and incurring of expenses in connection therewith be paid to another Agent on a consolidated basis. Any such consolidated payment to a designated Agent by the Trust shall relieve the Trust of responsibility for payment of compensation it owes to any other individual Agent and shall satisfy the Trust's fee payment obligations hereunder with respect to all Agents.

              3.2 FEES FROM CUSTOMERS. It is agreed that the Financial Institution may impose certain conditions on Customers, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or charging Customers direct fees for the same or similar services as are provided hereunder by the Financial Institution as Agent (which fees may either relate specifically to the Financial Institution's services with respect to the Trust or generally over services not limited to those with respect to the Trust). The Financial Institution shall bill Customers directly for such fees. In the event the Financial Institution charges Customers such fees, it shall make appropriate prior written disclosure (such disclosure to be in accordance with all applicable laws) to Customers both of any direct fees charged to the Customer and of the fees received or to be received by it from the Trust pursuant to Section 3.1 of this Agreement. It is understood, however, that in no event shall the Financial Institution have recourse or access as Agent or otherwise to the account of any shareholder of the Trust except to the extent expressly authorized by law or by such shareholder, or to any assets of the Trust, for payment of any direct fees referred to in this Section 3.2.

     4. INFORMATION PERTAINING TO THE SHARES; ETC. The Agent and its officers, employees and agents are not authorized to make any representations concerning the Trust or the Shares to Customers or prospective Customers, excepting only accurate communication of (i) factual information contained in the then-current Trust prospectus and statement or additional information, (ii) current and historical yield and other performance information for any or all of the Trust portfolios, calculated by the Administrator of the Funds in accordance with then-current rules and regulations of the Securities and

Exchange Commission (the "SEC"), and furnished to the Agent by the Trust and
(iii) any other factual information permitted to be communicated by the Agent and its officers, employees and agents under then-current rules and regulations of the SEC, National Association of Securities Dealers, Inc. and any other appropriate regulatory, governmental or judicial authority. The Agent shall act as agent for the Customer only in furnishing information regarding the Trust or the Shares and shall have no authority to act as agent for the Trust.

              Advance copies or proofs of all materials which are to be generally circulated or disseminated by the Agent to Customers or prospective Customers which identify or describe the Trust shall be provided to the Trust (or its designee) at least 10 days prior to such circulation or dissemination (unless the Trust consents in writing to a shorter period), and such materials shall not be circulated or disseminated or further circulated or disseminated at any time after the Trust shall have given written notice to the Agent of any objection thereto.

              Nothing in this Section 4 shall be construed to make the Trust liable for the use of any information about the Trust which is disseminated by the Agent.

     5. USE OF THE AGENT'S NAME. The Trust shall not use the name of the Agent, in any prospectus, sales literature or other material relating to the Trust in a manner not approved by the Agent prior thereto in writing; PROVIDED, HOWEVER, that the approval of the Agent shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; PROVIDED, FURTHER, that in no event shall such approval be unreasonably withheld or delayed.

     6. USE OF THE TRUST'S NAME. Without limiting the effect of Section 4 hereof, the Agent shall not use the name of the Trust on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; PROVIDED, HOWEVER, that the approval of the Trust shall not be required for the use of the Trust's name in connection with communications permitted by Section 4 hereof or subject to
Section 4, to the extent the same may be applicable for any use of the Trust's name which merely refers in accurate and factual terms to the Agent's role hereunder or which is required by the SEC, or any state securities authority or any other appropriate regulatory, governmental or judicial authority; PROVIDED, FURTHER, that in no event shall such approval be unreasonably withheld or delayed.

     7. SECURITY. The Agent represents and warrants that the various procedures and systems which it has implemented (including provision for twenty-four hours a day restricted access) with regard to safeguarding from loss or damage attributable to fire, theft or any other cause that Trust's records and other data and the Agent's records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as in its judgment are required for the secure performance of its obligations hereunder. The parties shall review such systems and procedures on a periodic basis, and the Trust shall from time to time specify the types of records and other data of the Trust to be safeguarded in accordance with this Section 7.

     8. COMPLIANCE WITH LAWS: ETC. The Agent shall comply with all applicable federal and state laws and regulations, including securities laws. The Agent represents and warrants to the Trust that the performance of all its obligations hereunder will comply with all applicable laws and regulations, the provisions of its charter documents and by-laws and all material contractual obligations binding upon the Agent. The Agent furthermore undertakes that it will promptly inform the Trust of any change in applicable laws or regulations (or interpretations thereof) or in its charter or by-laws or material contracts which would prevent or impair full performance of any of its obligations hereunder.

     9. REPORTS. To the extent requested by the Trust from time to time, the Agent agrees that it will provide the Treasurer of the Trust with a written report of the amounts expended by the Agent pursuant to this Agreement and the purposes for which such expenditures were made. Such written reports shall be in a form satisfactory to the Trust and shall supply all information necessary for the Trust and the Trustees of the Trust to discharge their respective responsibilities under applicable laws and regulations.

     10.      RECORD-KEEPING.

              10.1 SECTION 31(a). ETC. The Agent shall maintain records in form acceptable to, and as directed by, the Trust in compliance with applicable laws and the rules and regulations of the SEC, including but not limited to the record-keeping requirements of Section 31(a) of the Investment Company Act of 1940, as amended (the " 1940 Act"), and the rules thereunder. Such records shall be deemed to be the property of the Trust and will be made available, at the Trust's request, for inspection and used by the Trust, representatives of the Trust and governmental authorities. The Agent agrees that for so long as it retains any records of the Trust, it will meet all reporting requirements, if any, pursuant to the 1940 Act with respect to such records, as may be specified by the Trust from time to time.

              10.2 RULES 17a-3 AND 17a-4. The Agent shall maintain accurate and complete records with respect to services performed by the Agent in connection with the purchase and redemption of Shares. The Agent hereby undertakes to permit examination of such records at any time or from time to time during business hours by examiners or other representatives of the SEC or other authorities and offices having regulatory authority over the Trust or any dealer of the Shares, and to furnish to such authorities and offices or the SEC at the location specified by any of them copies of any or all of such records as may be requested by any of them. Such records shall include the data and be maintained in the form and for the time periods specified in Schedule A attached hereto and incorporated herein by reference ("Schedule A"). Compliance by the Agent with the record keeping requirements specified in Schedule A and such reporting requirements, if any, as may be specified by the Trust, from time to time, shall be deemed to satisfy fully any obligation of the Agent hereunder to comply with Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934 pursuant to which any dealer of the Shares must maintain certain records and file reports or other documents. All such records maintained by the Agent pursuant to this Section 10.2 of this Agreement shall be the property of such dealer and will be made available for inspection and use by the Trust or such dealer upon the request of either of them. If so requested by any such dealer, the Agent shall confirm to such dealer its obligations under this Section 10.2 by a writing reasonably satisfactory to such dealer.

              10.3 IDENTIFICATION. ETC. OF RECORDS. The Trust shall from time to time specify to the Agent, and the Trust and the Agent shall periodically review, the records to be maintained and the procedures to be followed by the Agent in complying with the foregoing Sections 10.1 and 10.2.

              10.4 TRANSFER OF CUSTOMER DATA. In the event this Agreement is terminated or a successor to the Agent is appointed, or another party is engaged by the Trust to provide some or all of the services enumerated in Section 2 of this Agreement, the Agent shall, at the expense of the Trust, transfer to such designee as the Trust may direct a certified list of shareholders of the Trust as to whom the Agent provides services hereunder (with name, address and tax identification or Social Security number), a complete record of the account of each such shareholder and the status thereof, and all other relevant books, records, correspondence, and other data established or maintained by the Agent under this Agreement. In the event this Agreement is terminated, the Agent will use its best efforts to cooperate in the orderly transfer of such duties and responsibilities, including assistance in the establishment of books, records and other data by the successor.

              10.5 SURVIVAL OF RECORD-KEEPING OBLIGATIONS. The record-keeping obligations imposed in this Section 10 shall survive the termination of this Agreement.

              10.6    OBLIGATIONS PURSUANT TO AGREEMENT ONLY. Nothing in this
Section 10 shall be construed to mean that the Agent would, by virtue of its role hereunder, be required under applicable law to maintain the records required to be maintained by it under this Section 10, but it is understood that the Agent has agreed to do so in order to enable the Trust and its dealer or dealers to comply with laws and regulations applicable to them.

     11. FORCE MAJEURE. The Agent shall not be liable or responsible for delays or errors by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, Acts of God, insurrection, war, riots or failure of communication or power supply.

     12.      INDEMNIFICATION.

              12.1 INDEMNIFICATION OF THE AGENT. Without limiting the rights of the Agent under applicable law, the Trust will indemnify and hold the Agent harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any claim, demand, action or suit (collectively, "Claims") (a) arising in connection with misstatements or omissions in the Trust's Prospectus, actions or inactions by the Trust or any of its agents or contractors or the performance of the Agent's obligations hereunder and (b) not resulting from (i) the bad faith or negligence of the Agent, its directors, officers, employees or agents, or (ii) any breach of applicable law by the Agent, its directors, officers, employees or agents, other than any breach of applicable law due solely and directly to the Agent's proper reliance upon an action or omission by the Trust or any of its agents or contractors which constitutes a breach of applicable law by the Trust or any of agents or contractors, or (iii) any action of the Agent, its directors, officers, employees or agents which exceeds the legal authority of the Agent or its authority hereunder, or (iv) any error or omission of the Agent, its directors, officers, employees or agents with respect to the purchase, redemption and transfer of Customer's Shares or the Agent's verification of any Customer signature on check writing drafts. Notwithstanding anything herein to the contrary, the Trust will indemnify and hold the Agent harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any Claim as a result of its acting in accordance with any written instructions reasonably believed by the Agent to have been executed by any person duly authorized by the Trust, or as a result of acting in reliance upon any instrument or stock certificate reasonably believed by the Agent to have been genuine and signed, countersigned or executed by a person duly authorized by the Trust, excepting only the gross negligence or bad faith of the Agent.

              In any case in which the Trust may be asked to indemnify or hold the Agent harmless, the Trust shall be advised of all pertinent facts concerning the situation in question and the Agent shall use reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present a claim for indemnification against the Trust. The Trust shall have the option to defend the Agent against any Claim which may be the subject of indemnification hereunder. In the event that the Trust elects to defend against such Claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Agent. The Agent may retain additional counsel at its expense. Except with the prior written consent of the Trust, the Agent shall not confess any Claim or make any compromise in any case in which the Trust will be asked to indemnify the Agent.

              12.2 INDEMNIFICATION OF THE TRUST. Without limiting the rights of the Trust under applicable law, the Agent will indemnify and hold the Trust harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements or counsel) from any Claim (a) resulting from
(i) the bad faith or negligence of the Agent, its directors, officers, employees or agents, or (ii) any breach of applicable law by the Agent, its directors, officers, employees or agents, other than any breach of applicable law due solely and directly to the Agent's proper reliance upon an action or omission by the Trust or its agents or contractors which constitutes a breach of applicable law by the Trust or its agents or contractors or (iii) any action of the Agent, its directors, officers, employees or agents which exceeds the legal authority of the Agent or its authority hereunder, or (iv) any error or omission of the Agent, its directors, officers, employees or agents with respect to the purchase, redemption and transfer of Customers' Shares or the Agent's verification of any Customer signature on check writing drafts, and (b) not resulting from the Agent's actions in accordance with written instructions reasonably believed by the Agent to have been executed by any person duly authorized by the Trust, or in reliance upon any instrument or stock certificate reasonably believed by the Agent to have been genuine and signed, countersigned or executed by a person duly authorized by the Trust.

              In any case in which the Agent may be asked to indemnify or hold the Trust harmless, the Agent shall be advised of all pertinent facts concerning the situation in question and the Trust shall use reasonable care to identify and notify the Agent promptly concerning any situation which presents or appears likely to present a claim for indemnification against the Agent. The Agent shall have the option to defend the Trust against any Claim which may be the subject of indemnification hereunder. In the event that the Agent elects to defend against such Claim, the defense shall be conducted by counsel chosen by the Agent and reasonably satisfactory to the Trust. The Trust may retain additional counsel at its expense. Except with the prior written consent of the Agent, the Trust shall not confess any Claim or make any compromise in any case in which the Agent will be asked to indemnify the Trust.

              12.3 SURVIVAL OF INDEMNITIES. The indemnities granted by the parties in this Section 12 shall survive the termination of this Agreement.

     13. INSURANCE. The Agent shall maintain reasonable insurance coverage against any and all liabilities which may arise in connection with the performance of its duties hereunder.

     14. NOTICES. All notices or other communication hereunder to either party shall be in writing and shall be deemed sufficient if mailed to such party at the address of such party set forth in the preamble of this Agreement or at such other address as such party may have designated by written notice to the other.

     15. FURTHER ASSURANCES. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     16. TERMINATION. This Agreement may be terminated by the Trust, without payment of any penalty, at any time upon not more than 60 days' nor less than 30 days' notice, by a vote of a majority of the Board of Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Administrative Services Plan pursuant to which the Trust has entered into this Agreement (the "Plan"), this Agreement or any other agreement related to such Plan, or by "a vote of a majority of the outstanding voting securities" (as defined int he 1940 Act) of the Trust. The Agent may terminate this Agreement upon not more than 60 days' nor less than 30 days' notice to the Trust. Notwithstanding anything herein to the contrary, but except as provided in
Section 19 of this Agreement, this Agreement may not be assigned and shall terminate automatically without notice to either party upon any assignment. Upon termination hereof, the Trust shall pay such compensation as may be due the Agent as of the date of such termination.

     17. CHANGES: AMENDMENTS. This Agreement may be changed or amended only by written instrument signed by both parties.

     18. LIMITATION OF SHAREHOLDER LIABILITY: ETC. The Agent hereby agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets and that the Agent shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. It is further agreed that the Agent shall not seek satisfaction of any such obligations from the Board of Trustees or any individual Trustee of the Trust.

     19. SUBCONTRACTING BY AGENT. The Agent may, with the written approval of the Trust (such approval not be unreasonably withheld or delayed), subcontract for the performance of the Agent's obligations hereunder with any one or more persons, including but not limited to any one or more persons which is an affiliate of the Agent; PROVIDED, HOWEVER, that the Agent shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it would be for its own acts or omissions.

     20. AUTHORITY TO VOTE. The Trust hereby confirms that, pursuant to the Declaration of Trust of the Trust, at any meeting of shareholders of the Trust or of any series of the Trust, the Agent is authorized to vote any Shares held in accounts as to which the Agent provides services hereunder, and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy and held in accounts as to which the Agent provides services hereunder.

     21. SEVERAL NATURE OF AGENT'S OBLIGATION. Except as may be otherwise provided in this Agreement, each entity names as an Agent in Exhibit A hereto shall perform the services and other obligations required to be performed for the Trust by an Agent hereunder to the extent that they relate to that Agent and its Customers, and the Trust shall perform its responsibilities hereunder to the extent that they apply to the Agent or its customers. Each Agent may separately exercise any of its rights under this Agreement or may, from time to time, with written notice to the Trust, allow another Agent to exercise these rights on its behalf. In no event shall any Agent be liable for performance or payment of all or any portion of another Agent's duties and obligations under this Agreement.

     22. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement has been executed on behalf of the Trust by the undersigned not individually, but in the capacity indicated.

     23. DISCLOSURE TO CUSTOMERS: ETC. The Agent hereby represents that any compensation payable to it pursuant to this Agreement in connection with investment of Customers' assets in Shares (a) will be disclosed by the Agent to its Customers, (b) will be authorized by such Customers, and (c) will not result, in an excessive fee to the Agent.

                                                MUTUAL FUND GROUP
                                                [Signature on Exhibit A]


                                                FINANCIAL INSTITUTIONS
                                                [Signatures on Exhibit A]

                                    Exhibit A


be attached

                                   SCHEDULE A


                                MUTUAL FUND GROUP
                     SCHEDULE OF SHAREHOLDER SERVICING FEES

                                                                          FEE %
                                                                          -----

FUND                                                                      TOTAL
-------------------------------------------------------------------------------
JPMorgan Capital Growth Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           n/a
  Class M                                                                 n/a

JPMorgan Dynamic Small Cap Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           n/a
  Class M                                                                 n/a

JPMorgan Fleming European Fund

  Class A                                                                 n/a*
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           0.10
  Class M                                                                 n/a

JPMorgan Fleming International Growth Fund

----------
* Effective May 1, 2003, a 0.25% fee will be implemented.

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  n/a
  Institutional                                                           n/a
  Class M                                                                 n/a

JPMorgan Fleming International Small Cap Equity Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           0.10
  Class M                                                                 n/a

JPMorgan Fleming Japan Fund

  Class A                                                                 n/a*
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  n/a
  Institutional                                                           n/a
  Class M                                                                 n/a

JPMorgan Fleming Asia Equity Fund

  Class A                                                                 n/a*
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           0.10
  Class M                                                                 n/a

JPMorgan Fleming Tax Aware International Opportunities Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25

----------
* Effective May 1, 2003, a 0.25% fee will be implemented.

  Select                                                                  n/a
  Institutional                                                           0.10
  Class M                                                                 n/a

JPMorgan Short Term Bond Fund II

  Class A                                                                 0.25
  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           0.10
  Class M                                                                 0.25

JPMorgan Small Cap Equity Fund

  Class A                                                                 0.25**
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           n/a
  Class M                                                                 n/a

JPMorgan Strategic Income Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           n/a
  Class M                                                                 0.30

JPMorgan U.S. Treasury Income Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a
  Class M                                                                 n/a

----------
** Effective May 1, 2003, the fee will also be payable to JPMorgan Chase Bank and its affiliates.

JPMorgan Growth and Income Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           n/a
  Class M                                                                 n/a

                                   SCHEDULE A


                                MUTUAL FUND TRUST
                     SCHEDULE OF SHAREHOLDER SERVICING FEES

                                                                          FEE %
                                                                          -----

FUND                                                                      TOTAL
-------------------------------------------------------------------------------
JPMorgan California Tax Free Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 n/a
  Agency                                                                  n/a
  Institutional                                                           n/a
  Reserve                                                                 n/a
  Cash Manaqement                                                         n/a

JPMorgan Federal Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 n/a
  Cash Management                                                         n/a

JPMorgan Liquid Assets Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*

----------
* The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fee is for shareholder administrative services.

  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 n/a
  Cash Management                                                         n/a

JPMorgan New York Tax Free Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 n/a
  Agency                                                                  n/a
  Institutional                                                           n/a
  Reserve                                                                 0.35*
  Cash Management                                                         n/a

JPMorqan Prime Money Market Fund
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Morgan                                                                  0.35*
  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 0.25
  Cash Management                                                         0.25

JPMorgan Tax Free Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 n/a
  Cash Management                                                         n/a

----------
* The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fee is for shareholder administrative services.

JPMorgan Treasury Plus Money Market Fund
  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 0.25
  Cash Management                                                         n/a

JPMorgan U.S. Government Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 n/a
  Cash Management                                                         n/a

JPMorgan 100% U.S. Treasury Securities Money Market Fund

  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  n/a
  Morgan                                                                  0.35*
  Premier                                                                 0.25
  Agency                                                                  0.10
  Institutional                                                           0.10
  Reserve                                                                 n/a
  Cash Management                                                         n/a

----------
* The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fee is for shareholder administrative services.

                                   SCHEDULE A


                            MUTUAL FUND SELECT GROUP
                     SCHEDULE OF SHAREHOLDER SERVICING FEES

                                                                          FEE %
                                                                          -----

FUND                                                                      TOTAL
-------------------------------------------------------------------------------
JPMorgan Bond Fund II

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a

JPMorgan Tax Aware Large Cap Value Fund

  Class A                                                                 n/a
  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a

JPMorgan Fleming International Equity Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           0.10

JPMorgan Tax Aware Large Cap Growth Fund

  Class A                                                                 n/a
  Class B                                                                 n/a

  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a

JPMorgan Select Mid Cap Equity Fund
  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a

JPMorgan Select Small Cap Equity Fund

  Class A                                                                 n/a
  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a

                                   SCHEDULE A


                            MUTUAL FUND SELECT TRUST
                     SCHEDULE OF SHAREHOLDER SERVICING FEES

                                                                          FEE %
                                                                          -----

FUND                                                                      TOTAL
-------------------------------------------------------------------------------
JPMorgan Intermediate Tax Free Income Fund
  Class A                                                                 n/a
  Class B                                                                 n/a
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           0.10

JPMorgan New JerseyTax Free Income Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 n/a
  Select                                                                  0.25
  Institutional                                                           n/a

JPMorgan New York Intermediate Tax Free Income Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           0.10

JPMorgan Tax Free Income Fund
  Class A                                                                 0.25

  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25
  Institutional                                                           n/a

                                   SCHEDULE A


                          MUTUAL FUND INVESTMENT TRUST
                     SCHEDULE OF SHAREHOLDER SERVICING FEES

                                                                          FEE %
                                                                          -----

FUND                                                                      TOTAL
-------------------------------------------------------------------------------
JPMorgan Equity Growth Fund

  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25

JPMorgan Equity Income Fund
  Class A                                                                 0.25
  Class B                                                                 0.25
  Class C                                                                 0.25
  Select                                                                  0.25

JPMorgan Mid Cap Growth Fund
  Class A                                                                 n/a*
  Class B                                                                 n/a*
  Class C                                                                 n/a
  Select                                                                  n/a

----------
* Effective May 1, 2003, a 0.25% fee will be implemented.